Johnson, Pope, Bokor, Ruppel & Burns, LLP
ATTORNEYS AND COUNSELLORS AT LAW

E. D. ARMSTRONG III	COLLEEN M. FLYNN	ANGELINA E. LIM	DARRYL R. RICHARDS
BRUCE H. BOKOR	RINAT HADAS	MICHAEL G. LITTLE	PETER A. RIVELLINI
JOHN R. BONNER, SR.*	MARION HALE	MICHAEL C. MARKHAM	DENNIS G. RUPPEL*
GUY M. BURNS	SCOTT C. ILGENFRITZ	ZACHARY D. MESSA	CHARLES A. SAMARKOS
JONATHAN S. COLEMAN	FRANK R. JAKES	A.R. “CHARLIE” NEAL	PHILIP M. SHASTEEN
STACY COSTNER	TIMOTHY A. JOHNSON, JR.	TROY J. PERDUE	JOAN M. VECCHIOLI
MICHAEL T. CRONIN	SHARON E. KRICK	F. WALLACE POPE, JR.	STEVEN H. WEINBERGER
ELIZABETH J. DANIELS	ROGER A. LARSON	ROBERT V. POTTER, JR.	JOSEPH J. WEISSMAN
BECKY FERRELL-ANTON	LEANNE LETIZE	AUDREY B. RAUCHWAY	STEVEN A. WILLIAMSON *OF COUNSEL

PLEASE REPLY TO CLEARWATER

FILE NO. 448777.104797

EXHIBIT 5

May 11, 2005

Barron Partners, LP
Mr. Andrew Barron Worden
President, General Partner
730 – 5th Avenue, 9th Floor
New York, NY 10019

XRG, Inc.
Richard Francis, President/CEO
601 Cleveland St., Suite 820
Clearwater, FL 33755-4169

Re: Escrow and Disbursement Procedures Relating to $1,250,000 of Funds Advanced for Working Capital Needs of XRG, Inc.

Gentlemen:

     This letter will confirm our escrow agreement concerning the above-referenced matter.

     1. Johnson, Pope, Bokor, Ruppel & Burns, LLP (“Escrow Agent”) shall hold the sum of $1,250,000 in escrow (“Escrow Funds”) to satisfy working capital obligations of XRG, Inc., a Delaware corporation (“XRG”). Barron Partners, LP (“Barron”) and XRG agree to the appointment of the Escrow Agent for the provisions set forth in this letter.

     2. Escrow Agent shall deposit the Escrow Funds with Patriot Bank, a State of Florida chartered banking institution (“Escrow Account”). The Escrow Funds will be held in a separate account designated for the benefit of XRG. The only authorized signatories on the Escrow Account, without the express prior written consent of Barron, shall be Terence Leong. All disbursements shall require the consent of Mr. Leong.

     3. No funds shall be disbursed from the Escrow Account until all of the following conditions are satisfied, unless expressly waived in writing or e-mail by Barron:

CLEARWATER OFFICE 911 CHESTNUT ST. POST OFFICE BOX 1368 (ZIP 33757-1368) CLEARWATER, FLORIDA 33756-5643 TELEPHONE: (727) 461-1818 TELECOPIER: (727) 441-8617	TAMPA OFFICE 403 EAST MADISON STREET SUITE 400 POST OFFICE BOX 1100 (ZIP 33601-1100) TAMPA, FLORIDA 33602 TELEPHONE: (813) 225-2500 TELECOPIER: (813) 223-7118

Johnson, Pope, Bokor, Ruppel & Burns, LLP
ATTORNEYS AND COUNSELLORS AT LAW

Barron Partners, LP
XRG, Inc.
May 11, 2005

          a. The Board of Directors of XRG is expanded to include Richard Francis and Terence Leong.

          b. Barron extends the maturity dates of all of its Promissory Notes until December 31, 2005.

          c. Ken Steel extends the maturity date of his $500,000 Promissory Note until December 31, 2005.

          d. Any investor in XRG with liquidated damages or penalty provisions relating to a failure to register securities under the Securities Act of 1933, as amended, has waived such penalty provisions through September 30, 2005.

          e. Any of the XRG investors with securities that do not have a fixed conversion or exercise price shall agree to a fixed exercise, conversion or other price for such securities.

          f. The Administrative Services Agreement with R&R Express, Inc. is amended with terms acceptable to Barron.

          g. The terms and conditions of the Employment Agreement with Larry Barry are reviewed and deemed acceptable by Barron.

          h. The terms and conditions of the Second Amendment to Asset Acquisition Agreement by and among XRG, Carolina Truck Connection, Inc., Larry Puckridge and Robert Luther are reviewed and deemed acceptable by Barron.

          i. The terms and conditions of the Agreement by and among XRG, XRG Logistics, Inc., Jay Bentley Companies, Inc., its successors, Joseph Stapleton and Stanley Shaddon are reviewed and deemed acceptable by Barron.

          j. Barron evaluates the current status of negotiations regarding the proposed restructuring of the Highway Transport Services, Inc. Asset Acquisition Agreement, including an evaluation and assessment of the relative legal risks and exposure relating to this transaction and after such evaluations, authorizes the Escrow Agent to disburse funds.

          k. Barron makes an evaluation of the relative legal risks and exposure associated with the termination of the Merger Agreement with RSV, Inc. and after such evaluation, instructs the Escrow Agent to disburse funds.

Johnson, Pope, Bokor, Ruppel & Burns, LLP
ATTORNEYS AND COUNSELLORS AT LAW

Barron Partners, LP
XRG, Inc.
May 11, 2005

          l. Barron evaluates the legal risk and exposure associated with the Highbourne/AGB litigation in the Hillsborough County Circuit Court and after such evaluation, instructs the Escrow Agent to disburse funds.

          m. XRG engages the services of Pender, Newkirk and Co. CPA’s to facilitate the accounting and bookkeeping work necessary to complete the audit of XRG’s financial statements for year ending March 31, 2005 and XRG is able to satisfy Barron that said firm will facilitate the timely completion of XRG’s audited financial statements in connection with the filing of XRG’s Form 10-K for fiscal year end March 31, 2005.

          n. Barron is provided with an accurate and complete statement of aged accounts payable of XRG, its subsidiaries and all terminals as of April 30, 2005.

          o. Barron receives a right of first offer/refusal to acquire R&R Express, Inc. on terms deemed acceptable to Barron.

          p. Barron and R&R Express, Inc. agree on terms acceptable to Barron regarding the timing and disbursement of advancing funds to XRG pursuant to the Administrative Services Agreement.

          q. XRG extends the term of all Terminal Agreements to at least five (5) years on an exclusive basis.

          r. Barron is satisfied with the terms and conditions of the agreements and understandings between XRG and R&R Intermodal, Inc., an affiliate of R&R Express, Inc., which provides among other factors that R&R will pay to XRG at least three percent (3%) of the prior week’s line haul revenues.

          s. Releases from Huggins and Brennan on terms deemed acceptable to Barron, including each of these individuals returning a portion of their current stock ownership.

          t. Extension of maturity dates of the outstanding convertible notes placed through Spartan Securities.

     4. Upon notification of Barron the Escrow Agent will return all remaining funds held in the Escrow Account within one (1) business day of receipt of said notification.

     5. If Escrow Agent receives notice of a dispute between the parties hereto, or if Escrow Agent is in doubt as to its duties and responsibilities hereunder, said funds shall remain in escrow until Escrow Agent receives written instructions from Barron directing that all the funds be disbursed in a certain fashion. Escrow Agent may, however, in the event of a dispute between the parties hereto, deposit the Escrow Funds in the registry of a court with

Johnson, Pope, Bokor, Ruppel & Burns, LLP
ATTORNEYS AND COUNSELLORS AT LAW

Barron Partners, LP
XRG, Inc.
May 11, 2005

jurisdiction and apply to the court for resolution of the disputed interest of the parties as provided by law.

     6. The following procedure shall be used by the parties concerning instructions to Escrow Agent:

          a. All instructions to Escrow Agent shall be in writing and signed by the person(s) issuing such instructions. Any instructions which are jointly authorized by more than one person shall be signed by all such persons. E-mail instructions are acceptable.

          b. Escrow Agent, upon receipt of instructions from any person(s), shall furnish a written acknowledgment thereof to the person(s) serving such instruction upon Escrow Agent. E-mail acknowledgment is acceptable.

          c. If any person(s) shall serve upon Escrow Agent objections to instructions, such objections shall be simultaneously served upon the other parties.

          d. The mailing of any notice or other document by Escrow Agent to any person(s) shall constitute notice of the contents of such notice or document as of the date of such mailing, and no further notice thereof shall be required of Escrow Agent.

     7. Except as specifically provided herein, Escrow Agent shall have no duty to know or determine the performance or nonperformance of any term or condition of any contract or agreement between the parties, the duties and responsibilities of Escrow Agent are limited to those expressly provided in this letter. Escrow Agent shall have no liability hereunder and the other parties expressly release Escrow Agent for acts taken hereunder in good faith.

     8. The parties further agree to pay on demand, as well as to indemnify and hold Escrow Agent harmless against, all costs, damages, judgments, attorney’s fees (including paralegal fees) whether incurred before or on appeal or in enforcing this indemnity, expenses, obligations, and liabilities of any kind or nature which, in good faith, Escrow Agent may incur or sustain in connection with, or arising out of, this escrow arrangement, and Escrow Agent is hereby given a lien upon all rights, titles and interests of the undersigned in all escrowed papers and other property and monies deposited in escrow hereunder, to protect its rights and to indemnify and reimburse it under this Agreement.

JOHNSON,POPE, BOKOR,
RUPPEL & BURNS, LLP

Johnson, Pope, Bokor, Ruppel & Burns, LLP
ATTORNEYS AND COUNSELLORS AT LAW

Barron Partners, LP
XRG, Inc.
May 11, 2005

By:	/s/ Michael T. Cronin

Michael T. Cronin
Escrow Agent

Accepted and Agreed:

BARRON PARTNERS, LP

By:	/s/ Andrew Barron Worden

Andrew Barron Worden, President

XRG, INC.

By:	/s/ Richard Francis

Richard Francis, President/CEO